UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund:	Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, Dow 30 SM Premium & Dividend Income Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 – 06/30/2008

Item 1 – Report to Stockholders

Dow 30SM Premium &

Dividend Income Fund Inc.

Semi-Annual Report

(Unaudited)

June 30, 2008

Dow 30SM Premium & Dividend Income Fund Inc.

Directors and Officers

William J. Rainer, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director and Chairman of the Nominating and Corporate Governance Committee
Laura S. Unger, Director
Mitchell M. Cox, President
James E. Hillman, Vice President and Treasurer
Colleen R. Rusch, Vice President and Secretary
Donald C. Burke, Vice President and Assistant Treasurer
Martin G. Byrne, Chief Legal Officer
Michael J. Fuccile, Chief Compliance Officer
Justin C. Ferri, Vice President
Michael M. Higuchi, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

2	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Fund Summary as of June 30, 2008 (Unaudited)

Fund Information

Symbol on New York Stock Exchange	DPD
Initial Offering Date	April 29, 2005
Yield on Closing Market Price as of June 30, 2008 ($17.38)*	10.36%
Current Monthly Distribution per share of Common Stock**	$.15
Current Annualized Distribution per share of Common Stock**	$1.80

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	6/30/08 (a)	12/31/07	Change†	High	Low

Market Price	$ 17.38	$ 17.91	(2.96%)	$19.55	$15.75
Net Asset Value	$ 16.95	$ 19.95	(15.04%)	$19.95	$16.94

(a)

For the six-month period, the Common Stock of the Fund had a total investment return of (10.73%) based on net asset value per share and 1.96% based on market price per share, assuming reinvestment of dividends. For the same period, the Fund’s unmanaged reference index, the Dow Jones Industrial AverageSM, had a total investment return of (13.38%). The reference index has no expenses associated with performance.

†	Does not include reinvestment of dividends.

Portfolio Information as of June 30, 2008

Ten Largest Equity Holdings	Percent of Net Assets

International Business Machines Corp.	8.5%
Chevron Corp.	7.1
Exxon Mobil Corp.	6.3
Caterpillar, Inc.	5.3
3M Co.	5.0
Boeing Co.	4.7
Johnson & Johnson	4.6
United Technologies Corp.	4.4
The Procter & Gamble Co.	4.3
McDonald’s Corp.	4.0

Five Largest Industries	Percent of Net Assets

Oil, Gas & Consumable Fuels	13.4%
Computers & Peripherals	11.6
Aerospace & Defense	9.1
Pharmaceuticals	8.5
Industrial Conglomerates	6.9

Sector Representation	Percent of Long-Term Investments

Industrials	21.3%
Information Technology	15.2
Energy	13.4
Consumer Staples	12.1
Financials	10.0
Consumer Discretionary	8.8
Health Care	8.6
Materials	5.6
Telecommunication Services	5.0

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Dow Jones Industrial Average, DJIA, Dow 30, Dow Industrials and The Dow are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	3

Schedule of Investments as of June 30, 2008 (Unaudited)

Industry	Common Stocks	Shares Held	Value

	Aerospace & Defense — 9.1%
	Boeing Co.	140,198	$9,213,812
	United Technologies Corp.	140,198	8,650,217

			17,864,029

	Automobiles — 0.8%
	General Motors Corp.	140,198	1,612,277

	Beverages — 3.7%
	The Coca-Cola Co.	140,198	7,287,492

	Chemicals — 3.1%
	E.I. du Pont de Nemours & Co.	140,198	6,013,092

	Computers & Peripherals — 11.6%
	Hewlett-Packard Co.	140,198	6,198,153
	International Business Machines Corp.	140,198	16,617,669

			22,815,822

	Consumer Finance — 2.7%
	American Express Co.	140,198	5,281,259

	Diversified Financial Services — 5.4%
	Bank of America Corp.	140,198	3,346,526
	Citigroup, Inc.	140,198	2,349,719
	JPMorgan Chase & Co.	140,198	4,810,193

			10,506,438

	Diversified Telecommunication Services — 4.9%
	AT&T Inc.	140,198	4,723,271
	Verizon Communications, Inc.	140,198	4,963,009

			9,686,280

	Food & Staples Retailing — 4.0%
	Wal-Mart Stores, Inc.	140,198	7,879,128

	Hotels, Restaurants & Leisure — 4.0%
	McDonald’s Corp.	140,198	7,881,931

	Household Products — 4.3%
	The Procter & Gamble Co.	140,198	8,525,440

	Industrial Conglomerates — 6.9%
	3M Co.	140,198	9,756,379
	General Electric Co.	140,198	3,741,885

			13,498,264

	Insurance — 1.9%
	American International Group, Inc.	140,198	3,709,639

	Machinery — 5.3%
	Caterpillar, Inc.	140,198	10,349,416

	Media — 2.2%
	Walt Disney Co.	140,198	4,374,178

	Metals & Mining — 2.6%
	Alcoa, Inc.	140,198	4,993,853

	Oil, Gas & Consumable Fuels — 13.4%
	Chevron Corp.	140,198	13,897,828
	Exxon Mobil Corp.	140,198	12,355,650

			26,253,478

	Pharmaceuticals — 8.5%
	Johnson & Johnson	140,198	9,020,339
	Merck & Co., Inc.	140,198	5,284,063
	Pfizer, Inc.	140,198	2,449,259

			16,753,661

Industry	Common Stocks	Shares Held	Value

Semiconductors & Semiconductor Equipment — 1.5%
	Intel Corp.	140,198	$3,011,453

Software — 2.0%
	Microsoft Corp.	140,198	3,856,847

Specialty Retail — 1.7%
	Home Depot, Inc.	140,198	3,283,437

	Total Common Stocks (Cost — $184,128,239) — 99.6%		195,437,414

Short-Term Securities	Face Amount

Government National Bills — 0.2%
U.S. Treasury Bills, 1.62%, 7/24/08	$500,000	499,484

Time Deposits — 0.4%
State Street Bank & Trust Co., 1%, 7/01/08	751,790	751,790

Total Short-Term Securities (Cost — $1,251,274) — 0.6%		1,251,274

Total Investments Before Options Written (Cost — $185,379,513*) — 100.2%		196,688,688

Options Written	Number of Contracts

Call Options Written
3M Co., expiring July 2008 at USD 77.952, Broker BNP Paribas	610	(1)
AT&T Inc., expiring July 2008 at USD 40.551, Broker JPMorgan Chase	610	(1)
Alcoa, Inc., expiring July 2008 at USD 39.844, Broker, Banc of America	590	(35,462)
American Express Co., expiring July 2008 at USD 43.565, Broker JPMorgan Chase	590	(14,750)
American International Group, Inc., expiring July 2008 at USD 32.272, Broker HSBC Securities	96	(1,728)
Bank of America Corp., expiring July 2008 at USD 37.109, Broker Deutsche Bank AG	610	(1)
Boeing Co., expiring July 2008 at USD 75.124, Broker BNP Paribas	590	(7,080)
Caterpillar, Inc., expiring July 2008 at USD 81.496, Broker Deutsche Bank AG	590	(14,638)
Chevron Corp., expiring July 2008 at USD 98.707, Broker JPMorgan Chase	610	(98,820)
Citigroup, Inc., expiring July 2008 at USD 20.898, Broker, Banc of America	590	(6,619)

4	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Schedule of Investments (concluded)

Options Written	Number of Contracts	Value

Call Options Written (continued)
The Coca-Cola Co., expiring July 2008 at USD 57.065, Broker JPMorgan Chase	610	$(1)
E.I. du Pont de Nemours & Co., expiring July 2008 at USD 47.622, Broker BNP Paribas	590	(5,900)
Exxon Mobil Corp., expiring July 2008 at USD 97.40, Broker UBS Warburg	610	(61)
General Electric Co., expiring July 2008 at USD 28.968, Broker HSBC Securities	590	(11,210)
General Motors Corp., expiring July 2008 at USD 15.772, Broker Deutsche Bank AG	590	(9,599)
Hewlett-Packard Co., expiring July 2008 at USD 47.853, Broker HSBC Securities	610	(1,830)
Home Depot, Inc., expiring July 2008 at USD 29.037, Broker HSBC Securities	610	0
Intel Corp., expiring July 2008 at USD 24.39, Broker UBS Warburg	610	(549)
International Business Machines Corp., expiring July 2008 at USD 127.846, Broker BNP Paribas	610	(6,710)
JPMorgan Chase & Co., expiring July 2008 at USD 46.938, Broker Deutsche Bank AG	610	(12)
Johnson & Johnson, expiring July 2008 at USD 67.074, Broker JPMorgan Chase	610	(1,830)

Options Written	Number of Contracts	Value

Call Options Written (concluded)
McDonald’s Corp., expiring July 2008 at USD 61.782, Broker JPMorgan Chase	610	$(1)
Merck & Co., Inc., expiring July 2008 at USD 40.319, Broker Deutsche Bank AG	610	(1,177)
Microsoft Corp., expiring July 2008 at USD 29.62, Broker UBS Warburg	610	(8,967)
Pfizer, Inc., expiring July 2008 at USD 20.65, Broker UBS Warburg	610	0
The Procter & Gamble Co., expiring July 2008 at USD 67.836, Broker JPMorgan Chase	610	(1)
United Technologies Corp., expiring July 2008 at USD 75.60, Broker UBS Warburg	610	(1)
Verizon Communications, Inc., expiring July 2008 at USD 38.434, Broker JPMorgan Chase	610	(1,220)
Wal-Mart Stores, Inc., expiring July 2008 at USD 57.629, Broker BNP Paribas	610	(34,160)
Walt Disney Co., expiring July 2008 at USD 33.444, Broker Deutsche Bank AG	590	(11,540)

Total Options Written (Premiums Received — $2,521,161) — (0.1%)		(273,869)

Total Investments, Net of Options Written (Cost — $182,858,352) — 100.1%		196,414,819
Liabilities in Excess of Other Assets — (0.1%)		(123,149)

Net Assets — 100.0%		$196,291,670

*	The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$185,383,246

Gross unrealized appreciation	$32,919,318
Gross unrealized depreciation	(21,613,876)

Net unrealized appreciation	$11,305,442

•

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments†

Level 1	$196,688,688	—
Level 2	—	$(273,869)
Level 3	—	—

Total	$196,688,688	$(273,869)

† Other financial instruments are options.

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	5

Statement of Assets, Liabilities and Capital

As of June 30, 2008 (Unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $185,379,513)		$196,688,688
Receivables:
Dividends	$161,228
Interest	21	161,249

Other assets		1,043

Total assets		196,850,980

Liabilities

Options written, at value (premiums received — $2,521,161)		273,869
Payable to investment adviser		159,219
Accrued expenses		126,222

Total liabilities		559,310

Net Assets

Net assets		$196,291,670

Capital

Common Stock, par value $.001, 100,000,000 shares authorized		$11,581
Paid-in capital in excess of par		179,139,675
Accumulated distributions in excess of investment income — net	$(8,850,170)
Undistributed realized capital gains — net	12,434,117
Unrealized appreciation — net	13,556,467

Total accumulated earnings — net		17,140,414

Total capital — Equivalent to $16.95 per share based on 11,581,300 shares of Common Stock outstanding (market price — $17.38)		$196,291,670

See Notes to Financial Statements.

6	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income

Dividends		$2,661,741
Interest		48,166

Total income		2,709,907

Expenses

Investment advisory fees	$967,771
Professional fees	36,929
Directors’ fees and expenses	32,748
Licensing fees	27,498
Accounting services	24,911
Transfer agent fees	16,667
Printing and shareholder reports	16,292
Listing fees	12,150
Custodian fees	7,932
Other	16,579

Total expenses		1,159,477

Investment income — net		1,550,430

Realized & Unrealized Gain (Loss) — Net

Realized gain on:
Investments — net	6,100,391
Options written — net	6,337,459	12,437,850

Change in unrealized appreciation/depreciation on:
Investments — net	(39,135,847)
Options written — net	892,098	(38,243,749)

Total realized and unrealized loss — net		(25,805,899)

Net Decrease in Net Assets Resulting from Operations		$(24,255,469)

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	7

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007

Operations

Investment income — net	$1,550,430	$2,904,837
Realized gain — net	12,437,850	3,678,382
Unrealized appreciation/depreciation — net	(38,243,749)	11,962,409

Net increase (decrease) in net assets resulting from operations	(24,255,469)	18,545,628

Dividends and Distributions to Shareholders

Investment income — net	(10,400,600)†	(5,456,114)
Realized gain — net	—	(400,116)
Tax return of capital	—	(14,899,426)

Net decrease in net assets resulting from dividends and distributions to shareholders	(10,400,600)	(20,755,656)

Common Stock Transactions

Value of shares issued to shareholders in reinvestment of dividends	483,808	1,666,502

Net Assets

Total decrease in net assets	(34,172,261)	(543,526)
Beginning of period	230,463,931	231,007,457

End of period*	$196,291,670	$230,463,931

* Accumulated distributions in excess of income — net	$(8,850,170)	—

†	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

See Notes to Financial Statements.

8	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Financial Highlights

	For the Six Months Ended June 30, 2008 (Unaudited)						For the Period April 29, 2005† to December 31, 2005
The following per share data and ratios have been derived from information provided in the financial statements.			For the Year Ended December 31,

			2007		2006

Per Share Operating Performance

Net asset value, beginning of period	$19.95		$20.14		$19.13		$19.10

Investment income — net**	.13		.25		.25		.19
Realized and unrealized gain (loss) — net	(2.23)		1.36		2.56		.94

Total from investment operations	(2.10)		1.61		2.81		1.13

Less dividends and distributions from:
Investment income — net	(.90	)‡	(.47)		(.25)		(.18)
Realized gain — net	—		(.04)		—		(.28)
Tax return of capital	—		(1.29)		(1.55)		(.60)

Total dividends and distributions	(.90)		(1.80)		(1.80)		(1.06)

Offering costs, including adjustments, resulting from the issuance of Common Stock	—		—		—	*	(.04)

Net asset value, end of period	$16.95		$19.95		$20.14		$19.13

Market price per share, end of period	$17.38		$17.91		$20.96		$18.15

Total Investment Return††

Based on net asset value per share	(10.73	%)(a)	8.42%		15.54%		5.86	%(a)(b)

Based on market price per share	1.96	%(a)	(6.48%)		26.74%		(4.08	%)(a)

Ratios to Average Net Assets

Expenses	1.08	%(c)	1.07%		1.10%		1.12	%(c)

Investment income — net	1.44	%(c)	1.23%		1.30%		1.44	%(c)

Supplemental Data

Net assets, end of period (in thousands)	$196,292		$230,464		$231,007		$217,545

Portfolio turnover	8%		.00	%***	.00	%***	17.95%

*	Amount is less than $(.01) per share.

**	Based on average shares outstanding.

***

For purposes of calculating portfolio turnover of the Fund, the options written by the Fund have been classified as short-term investments because the expiration date at the time of acquisition was one year or less, and therefore, the portfolio turnover is zero.

†	Commencement of operations.

††

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

‡	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

(a)	Aggregate total investment return.

(b)	In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.

(c)	Annualized.

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	9

Notes to Financial Statements(Unaudited)

1. Significant Accounting Policies:

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol DPD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The counterparty for certain investments may pledge cash or securities as collateral.

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is

10	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Notes to Financial Statements (continued)

subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the option written. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions — Dividends are declared and paid monthly. For the current period ended June 30, 2008, fund management believes it is likely total distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. Portions of the distributions paid by the Fund during the year ended December 31, 2007 were characterized as a tax return of capital.

(f) Recent accounting pronouncements — Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of our knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. In addition, IQ Advisors entered into a Subadvisory Agreement with Nuveen HydePark Group, LLC (“Nuveen HydePark”). Pursuant to the agreement, Nuveen HydePark provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays Nuveen HydePark a monthly fee at an annual rate equal to .39% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”).The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	11

Notes to Financial Statements (concluded)

for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a principal owner of BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co., and/or BlackRock or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $17,753,676 and $18,588,411, respectively.

Transactions in options written for the six months ended June 30, 2008 were as follows:

	Number of Contracts	Premiums Received

Outstanding call options written, at beginning of period	18,300	$4,127,969
Options written	78,896	13,178,816
Options expired	(43,760)	(8,093,998)
Options closed	(35,830)	(6,691,626)

Outstanding call options written, at end of period	17,606	$2,521,161

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding increased by 27,167 for the six months ended June 30, 2008 from dividend reinvestments and 81,657 from dividend and distribution reinvestments for the year ended December 31, 2007.

5. Subsequent Event:

The Fund paid a distribution in the amount of $0.15 per share on July 31, 2008 to shareholders of record on July 22, 2008.

12	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Proxy Results

During the six-month period ended June 30, 2008, the shareholders of Dow 30SM Premium & Dividend Income Fund Inc. voted on the following proposal, which was approved at the annual meeting of shareholders held on April 25, 2008. A description of the proposal and number of shares voted are as follows:

		Shares Voted For	Shares Withheld From Voting

To elect the Fund’s Board of Directors:	Paul Glasserman	9,416,973	214,903
	Steven W. Kohlhagen	9,421,576	210,300
	William J. Rainer	9,421,776	210,100
	Laura S. Unger	9,421,606	210,270

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	13

Renewal of Current Investment Advisory and Management Agreement

The Board of Directors of each of S&P 500® GEAREDSM Fund Inc. (“S&P GEARED”), Defined Strategy Fund Inc. (“Defined Strategy”), S&P 500® Covered Call Fund Inc. (“Covered Call”), Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”), Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”) (each, a “Fund” and collectively, the “Funds”), currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a “Management Agreement” and together, the “Management Agreements”) with IQ Investment Advisors LLC (“IQ Advisors”).

At a Board meeting held on June 5, 2008, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund’s Directors. In considering whether to approve the continuance of the Management Agreement, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the Investment Company Act; and (iv) information from Lipper, Inc. (“Lipper”) comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each Management Agreement was considered separately by the relevant Fund’s Directors. The Directors were represented by independent legal counsel who assisted them in their deliberations. In voting to approve the continuation of each Fund’s Management Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates — The Directors reviewed the services that IQ Advisors has provided to the Funds. They considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of the Fund’s subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history. Following their consideration of this information, and based on the presentations at the Meeting and the Directors’ experience as Directors of other investment companies advised by IQ Advisors, the Directors concluded that the services provided to each Fund by IQ Advisors under the respective Management Agreement were of a high quality and benefited the Fund.

(b) Investment performance of each Fund and IQ Advisors —The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed each Fund’s investment performance and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund’s performance was satisfactory. Based on

14	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Renewal of Current Investment Advisory and Management Agreement (continued)

these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with each of the Funds — The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability to IQ Advisors and its affiliates. The Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors and reviewing its memorandum and report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc. (“BlackRock”), from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund benefited from such services provided by IQ Advisors’ affiliates.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Directors considered the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30, NASDAQ Premium, Dow 30 Enhanced and Covered Call, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Directors determined that no changes were currently necessary to each Fund’s fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison have investment strategies and restrictions different from those of the Funds. The Directors did not consider compensation paid to IQ Advisors with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund’s strategy in connection with only registered funds. In particular, the Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds. The Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the Lipper materials.

(f) Conclusion — No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds in the Lipper comparison. As a result, the Board of Directors of each Fund approved the continuation of the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	15

Renewal of Current Investment Advisory and Management Agreement (continued)

Continuation of Current Investment Subadvisory Agreements

In considering whether to approve the continuance of the current Investment Subadvisory Agreement of each Fund (each, a “Subadvisory Agreement” and, collectively, the “Subadvisory Agreements”) for an additional annual period, the Directors received, reviewed and evaluated information concerning the services and personnel of: BlackRock Investment Management, LLC, as subadviser to each of S&P GEARED and Small Cap; Oppenheimer Capital LLC, as subadviser to each of Covered Call and Enhanced Covered Call; Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy, and Nuveen Asset Management (“NAM”), as subadviser to Global Income (each, a “Subadviser” and, collectively, the “Subadvisers”). Each Subadvisory Agreement was considered separately by the relevant Fund’s Directors. In voting to approve the continuation of each Fund’s Subadvisory Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by each Subadviser — The Directors reviewed the services that each Subadviser provides to each of their respective Funds. The Directors considered their detailed discussions with officers of IQ Advisors and members of each Subadviser’s portfolio management team, the management of each Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. The Directors took into account the annual due diligence investment review of each Subadviser and the report that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. Drawing on their collective industry experience, the Directors noted that they had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors discussed the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the Board meeting and their discussions in Executive Session, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under its Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund.

(b) Investment performance of each Fund and each Subadviser — The Directors received and considered information about each Fund’s investment performance in light of its stated investment objective and made the determinations discussed above under “Continuation of Current Investment Advisory and Management Agreements.” Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of services provided and profits realized by each Subadviser from the relationship with each respective Fund — The Directors considered the profitability to BlackRock of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Continuation of Current Investment Advisory and Management Agreements.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

16	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

Renewal of Current Investment Advisory and Management Agreement (concluded)

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Directors considered the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser’s fees are paid by IQ Advisors out of its fees and not directly by the Funds. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from appreciation due to investment performance. The Directors also noted that each Fund, other than Dow 30, NASDAQ Premium, Dow 30 Enhanced and Covered Call, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Directors as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Directors concluded that the sub-advisory fee for each Fund was reasonable for the services being rendered.

Conclusion — No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the subadvisory fee rate of each Fund was reasonable in relation to the services provided by the respective Subadviser. As a result, all of the Directors approved the continuation of the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008	17

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

18	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2008

www.IQIAFunds.com

Dow 30SM Premium & Dividend Income Fund Inc. seeks to provide shareholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30SM Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Dow 30SM Premium & Dividend Income Fund Inc. P.O. Box 9011 Princeton, NJ 08543-9011

#IQDPD — 6/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable

2

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30 SM Premium & Dividend Income Fund Inc.

	By:	/s/ Mitchell M. Cox
Mitchell M. Cox Chief Executive Officer of Dow 30 SM Premium & Dividend Income Fund Inc.

Date: August 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Mitchell M. Cox
Mitchell M. Cox Chief Executive Officer (principal executive officer) of Dow 30 SM Premium & Dividend Income Fund Inc.

Date: August 21, 2008

	By:	James E. Hillman
James E. Hillman Chief Financial Officer (principal financial officer) of Dow 30 SM Premium & Dividend Income Fund Inc.

Date: August 21, 2008

3